================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - December 30, 2002
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

              DELAWARE                              1-8974                            22-2640650
  (State or other jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
           incorporation)                                                              Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY                                     07962-2497
(Address of principal executive offices)                                                     (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000



================================================================================

ITEM 9. REGULATION FD DISCLOSURE.

         On December 30, 2002, Honeywell contributed 31,545,742 shares of common stock to the Honeywell International Inc. Master Retirement Trust. Honeywell appointed U.S. Trust Company, N.A. as an independent fiduciary to make all investment decisions with respect to the contributed shares.

         Honeywell International Inc. issued the following press release on December 30, 2002:

                       HONEYWELL CONTRIBUTES $700 MILLION
                          IN STOCK TO ITS PENSION PLANS

         MORRIS TOWNSHIP, N.J., December 30, 2002 -- Honeywell (NYSE: HON) today announced it contributed $700 million in stock to the company's pension fund in an effort to improve the funded status of its U.S. defined benefit pension plans.

         Following a $100 million cash contribution in September, the company has committed a total of $800 million in cash and stock in 2002 toward its U.S. pension plans.

         Honeywell has appointed U.S. Trust Company, N.A. as an independent fiduciary to make all investment decisions with respect to the contributed shares.

         Honeywell is a diversified technology and manufacturing leader, serving customers worldwide with aerospace products and services; control technologies for buildings, homes and industry; turbochargers; automotive products; specialty chemicals; fibers; plastics; and electronic and advanced materials. Based in Morris Township, N.J., Honeywell is one of 30 stocks that make up the Dow Jones Industrial Average and is a component of the Standard & Poor's 500 Index. Its shares are traded on the New York Stock Exchange under the symbol HON, as well as on the London, Chicago and Pacific Stock Exchanges. For more information about Honeywell, visit www.honeywell.com.

   This release contains forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, including statements about future business operations, financial performance and market conditions. Such forward-looking statements involve risks and uncertainties inherent in business forecasts as further described in our filings
                      under the Securities Exchange Act.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 30, 2002           HONEYWELL INTERNATIONAL INC.


                                   By: /s/ Thomas F. Larkins
                                       ---------------------------------------
                                        Thomas F. Larkins
                                        Vice President, Corporate Secretary and
                                        Deputy General Counsel
















                                       3